UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 25, 2021

MEDMEN ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10115 Jefferson Boulevard, Culver City, CA 90232

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(424) 330-2082

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 25, 2021, MedMen Enterprises Inc. (the “Company”) appointed Rozlyn Lipsey as Chief Operating Officer. Rozlyn Lipsey, 51, has been employed at the Company since January 2019, serving as Director Wholesale until July 2019, Vice President, Wholesale until October 2019 and then the Company’s Senior Vice President of Business Operations. Prior to that, from October 2014 to December 2018, she was employed at Jokake Management Services, Inc., which, during that period, contracted out Ms. Lipsey’s services as President at WhiteStar Solutions, a real estate, rental and leasing company. Ms. Lipsey holds a Bachelor of Economics from Allegheny College and a Master of Business Administration from Kent State University. In connection with Ms. Lipsey’s appointment, her annual compensation was set at $299,000.

There are no arrangements or understandings between Ms. Lipsey and any other person pursuant to which she was appointed to serve as Chief Operating Officer and Ms. Lipsey does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Ms. Lipsey and any director or executive officer of the Company.

On October 25, 2021, Nicole Christoff gave notice that she is resigning from the Board of Directors of the Company effective November 5, 2021. Ms. Christoff’s resignation was not the result of any disagreements with the Company on any matters relating to its operations, policies or practices.

On October 25, 2021, Al Harrington gave notice that he is resigning from the Board of Directors of the Company effective November 5, 2021. Mr. Harrington’s resignation was not the result of any disagreements with the Company on any matters relating to its operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

On October 25, 2021, the Company issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 is hereby furnished pursuant to this Item 7.01. The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 25, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2021	MEDMEN ENTERPRISES INC.

/s/ Tom Lynch
	By:	Tom Lynch
	Its:	Chief Executive Officer

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